Discontinued operations and assets and liabilities of disposal groups - Operating cash flows attributable to discontinued operations (Details) - Discontinued operations - GBP (£) £ in Millions	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Noncurrent assets or disposal groups classified as held for sale
Net cash flows from operating activities	£ 577	£ 402
Net cash flows from investing activities	1,591	150
Net increase in cash and cash equivalents	£ 2,168	£ 552